                                                                                                                               Exhibit 99.2

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 10, 2014, Newfield Exploration Company (the “Company” or “Newfield”) sold all shares of Newfield Malaysia Holding Inc. and its subsidiaries Newfield Peninsula Malaysia Inc., Newfield Sarawak Inc., and Newfield Sabah Inc. (“the Malaysia Business”) to SapuraKencana Petroleum Berhad (“SapuraKencana”) (the “Malaysia Sale”) for total proceeds of approximately $896 million, subject to customary post-closing adjustments. The proceeds were used to repay all amounts owed under the Company’s credit facility. The Company started reporting our Malaysia business along with our China business as discontinued operations in the second quarter of 2013. The following unaudited pro forma condensed financial information reflects the historical financial statements of the Company adjusted on a pro forma basis to give effect to the sale.

The pro forma adjustments reflecting Newfield’s sale of the Malaysia Business include the use of estimates and assumptions as described in the related notes. The pro forma adjustments are based on information available to management at the time these unaudited pro forma condensed consolidated financial statements were prepared. Newfield believes the estimates and assumptions used are reasonable and the significant effects of the transaction have been properly reflected. However, the estimates and assumptions are subject to change as additional information becomes available.

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited September 30, 2013 Newfield balance sheet and includes pro forma adjustments to give effect to the Malaysia Sale as if it occurred on September 30, 2013. The unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2013, and the comparative nine month period ended September 30, 2012 have not been presented as the financial statements for those periods previously reported the Malaysia Business as a discontinued operation in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 are based on the audited statements of operations of Newfield Exploration Company, and include pro forma adjustments to give effect to the Malaysia Sale as if the transaction had occurred on January 1, 2010 as well as the adjustments necessary to reflect our China business as discontinued operations for the years ended December 31, 2012, 2011 and 2010. The unaudited pro forma statements of income do not purport to represent what the Company’s results of operations would have been if the transaction had occurred on January 1, 2010. The Company believes the assumptions used herein provide a reasonable basis for presenting the significant effects directly attributable to the transaction described above.

The unaudited pro forma financial information is for informational purposes only and is not intended to represent or to be indicative of the results that actually would have occurred had the transaction described above been completed as of the dates set forth in this unaudited pro forma financial information and should not be viewed as indicative of Newfield’s future results of operations or financial position. Actual results may vary significantly from those reflected in the unaudited pro forma financial information for a number of reasons, including but not limited to, differences between the assumptions used to prepare the unaudited pro forma financial information and actual results. The unaudited pro forma financial information should be read in conjunction with the accompanying footnotes, Newfield’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, and Newfield’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and other information Newfield has filed with the Securities and Exchange Commission.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In millions)

	September 30, 2013
	Historical Consolidated	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$89	$(43)	(a)	$495
		889	(a)
		(440)	(b)
Accounts receivable	441	(88)	(a)	353
Inventories	146	(107)	(a)	39
Derivative assets	29	—		29
Deferred taxes	7	—		7
Other current assets	61	(26)	(a)	35
Total current assets	773	185		958

Property and equipment, at cost	15,920	(1,398)	(a)	14,522
Less — accumulated depreciation, depletion and amortization	(8,110)	927	(a)	(7,183)
Total property and equipment, net	7,810	(471)		7,339

Derivative assets	31	—		31
Long-term investments	62	—		62
Deferred taxes	26	(26)	(a)	—
Other assets	41	—		41
Total assets	$8,743	$(312)		$8,431

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$87	$(28)	(a)	$59
Accrued liabilities	893	(151)	(a)	742
Advances from joint owners	41	(12)	(a)	29
Asset retirement obligation	6	(4)	(a)	2
Derivative liabilities	49	—		49
Total current liabilities	1,076	(195)		881

Other liabilities	42	(14)	(a)	28
Derivative liabilities	1	—		1
Long-term debt	3,485	(440)	(b)	3,045
Asset retirement obligation	144	(39)	(a)	105
Deferred taxes	1,076	(37)	(a)	1,039
Total long-term liabilities	4,748	(530)		4,218

Commitments and contingencies

Stockholders’ equity:
Common stock	1	—		1
Additional paid-in capital	1,528	—		1,528
Treasury stock	(16)	—		(16)
Accumulated other comprehensive income (loss)	(4)	—		(4)
Retained earnings	1,410	413	(a)	1,823
Total stockholders’ equity	2,919	413		3,332
Total liabilities and stockholders’ equity	$8,743	$(312)		$8,431

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2012
	Historical Consolidated	China (f)	Malaysia Disposition (c)	Pro Forma Adjustments		Pro Forma
Oil, gas and NGL revenues	$2,567	$(86)	$(1,005)	$—		$1,476

Operating expenses:
Lease operating	514	(7)	(101)	—		406
Production and other taxes	344	(18)	(259)	—		67
Depreciation, depletion and amortization	955	(21)	(251)	—		683
General and administrative	218	—	(7)	2	(e)	213
Ceiling test impairment	1,488	—	—	—		1,488
Other	15	—	—	—		15
Total operating expenses	3,534	(46)	(618)	2		2,872

Income (loss) from operations	(967)	(40)	(387)	(2)		(1,396)

Other income (expense):
Interest expense	(205)	—	—	—		(205)
Capitalized interest	68	—	—	—		68
Commodity derivative income (expense)	120	—	—	—		120
Other	(4)	—	2			(2)
	(21)	—	2	—		(19)

Income (loss) before income taxes	(988)	(40)	(385)	(2)		(1,415)

Income tax provision (benefit)	196	(12)	(146)	(549)	(d)	(511)

Net income (loss) from continuing operations	$(1,184)	$(28)	$(239)	$547		$(904)

Earnings (loss) per share:
Basic – Income (loss) from continuing operations	$(8.80)					$(6.70)
Diluted – Income (loss) from continuing operations	$(8.80)					$(6.70)

Weighted average number of shares outstanding for basic earnings per share	135					135

Weighted average number of shares outstanding for diluted earnings per share	135					135

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2011
	Historical Consolidated	China (f)	Malaysia Disposition (c)	Pro Forma Adjustments		Pro Forma
Oil, gas and NGL revenues	$2,471	$(82)	$(647)	$—		$1,742

Operating expenses:
Lease operating	453	(5)	(90)	—		358
Production and other taxes	330	(20)	(242)	—		68
Depreciation, depletion and amortization	767	(20)	(126)	—		621
General and administrative	185	(1)	(4)	3	(e)	183
Total operating expenses	1,735	(46)	(462)	3		1,230

Income from operations	736	(36)	(185)	(3)		512

Other income (expense):
Interest expense	(175)	—	—	—		(175)
Capitalized interest	82	—	—	—		82
Commodity derivative expense	195	—	—	—		195
Other	2	—	—	—		2
	104	—	—	—		104

Income (loss) before income taxes	840	(36)	(185)	(3)		616

Income tax provision (benefit)	301	(10)	(73)	—		218

Net income (loss) from continuing operations	$539	$(26)	$(112)	$(3)		$398

Earnings (loss) per share:
Basic – Income (loss) from continuing operations	$4.03					$2.98
Diluted – Income (loss) from continuing operations	$3.99					$2.95

Weighted average number of shares outstanding for basic earnings per share	134					134

Weighted average number of shares outstanding for diluted earnings per share	135					135

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2010
	Historical Consolidated	China (f)	Malaysia Disposition (c)	Pro Forma Adjustments		Pro Forma
Oil, gas and NGL revenues	$1,883	$(57)	$(399)	$—		$1,427

Operating expenses:
Lease operating	326	(6)	(56)	—		264
Production and other taxes	126	(9)	(73)	—		44
Depreciation, depletion and amortization	644	(17)	(110)	—		517
General and administrative	156	(1)	(5)	1	(e)	151
Ceiling test and other impairments	7	—	—	—		7
Total operating expenses	1,259	(33)	(244)	1		983

Income from operations	624	(24)	(155)	(1)		444

Other income (expense):
Interest expense	(156)	—	—	—		(156)
Capitalized interest	58	—	—	—		58
Commodity derivative income	316	—	—	—		316
Other	(13)	—	5	—		(8)
	205	—	5	—		210

Income (loss) before income taxes	829	(24)	(150)	(1)		654

Income tax provision (benefit)	306	(7)	(56)	—		243

Net income (loss) from continuing operations	$523	$(17)	$(94)	$(1)		$411

Earnings (loss) per share:
Basic – Income (loss) from continuing operations	$3.97					$3.12
Diluted – Income (loss) from continuing operations	$3.91					$3.07

Weighted average number of shares outstanding for basic earnings per share	132					132

Weighted average number of shares outstanding for diluted earnings per share	134					134

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NEWFIELD EXPLORATION COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is based on the unaudited September 30, 2013 Newfield balance sheet and includes pro forma adjustments to give effect to the Malaysia Sale as if it occurred on September 30, 2013.

The unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2013, and the comparative nine month period ended September 30, 2012 have not been presented as the financial statements for those periods previously reported the Malaysia Business as a discontinued operation in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 are based on the audited statements of operations of Newfield Exploration Company, and include pro forma adjustments to give effect to the Malaysia Sale as if the transaction had occurred on January 1, 2010 as well as the adjustments necessary to reflect our China business as discontinued operations for the years ended December 31, 2012, 2011 and 2010.

The unaudited pro forma condensed consolidated statements of operations exclude the impact of non-recurring expenses Newfield has incurred or will incur as a result of the sale of the Malaysia Business. Such non-recurring costs primarily consist of legal fees, contract service fees and the gain on the sale of the Malaysia Business.

Newfield believes that the estimates and assumptions used in the preparation of these unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting the effects directly attributable to the transactions described above.

Note 2. Pro Forma Adjustments – Unaudited Pro Forma Condensed Consolidated Balance Sheet

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated balance sheet as of September 30, 2013:

(a)
Adjustment to remove the historical book value of the assets and liabilities of the Malaysia Business, reflect the proceeds from the sale of $896 million less transactional costs of $7 million and the associated gain to retained earnings.

(b)	Represents adjustments resulting from the assumed reduction of $440 million borrowings under our credit facility using the proceeds from the sale.

Note 3. Pro Forma Adjustments – Unaudited Pro Forma Condensed Consolidated Statements of Operations

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated statement of operations:

(c)
Represents adjustments to remove historical revenues, operating expenses and other specifically identifiable expenses for the Malaysia Business as a result of the sale. Income tax expense on the historical revenues and operating expenses associated with the sale of the Malaysia Business were calculated using the 38% statutory Malaysia income tax rate.

(d)
In the fourth quarter of 2012 we decided to repatriate earnings from our foreign operations, which resulted in our inception-to-date earnings and profits of our Malaysia Business being taxed both in the U.S and the local country.

(e)
Represents adjustments resulting from corporate costs that were previously allocated to the Malaysia Business during the period presented. As these costs would have been incurred regardless of the sale of the Malaysia business, they are added back as pro forma adjustments.

(f)	Represents adjustments for our international operations in China that were classified as discontinued operations during the second quarter of 2013.